    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 3, 1997



                                                      REGISTRATION NO. 333-35891

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                                   ITEQ, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                           3443                          41-166701
  (State or other jurisdiction     (Primary Standard Industrial           (I.R.S. Employer
of incorporated or organization)   Classification Code Number)          Identification No.)

                             ---------------------

         2727 ALLEN PARKWAY, SUITE 760                           MARK E. JOHNSON
              HOUSTON, TEXAS 77019                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                 (713) 285-2700                                     ITEQ, INC.
   (Address including zip code, and telephone             2727 ALLEN PARKWAY, SUITE 760
  number, including area code, of Registrant's                 HOUSTON, TEXAS 77019
          principal executive offices)                            (713) 285-2700
                                                     (Name, address, including zip code, and
                                                     telephone number, including area code of
                                                                agent for service)

                                With copies to:

                RICHARD L. WYNNE                                  JOHN S. WATSON
            PORTER & HEDGES, L.L.P.                           VINSON & ELKINS L.L.P.
           700 LOUISIANA, 35TH FLOOR                               1001 FANNIN
           HOUSTON, TEXAS 77002-2764                          2300 FIRST CITY TOWER
           TELEPHONE: (713) 226-0600                           HOUSTON, TEXAS 77002
              FAX: (713) 226-0247                           TELEPHONE: (713) 758-2222
                                                               FAX: (713) 615-5236

                             ---------------------


    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

                             ---------------------

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]


    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]



    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, Check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                             ---------------------

                        CALCULATION OF REGISTRATION FEE


========================================================================================================================
                                                          PROPOSED MAXIMUM           PROPOSED
      TITLE OF EACH CLASS OF            AMOUNT TO          OFFERING PRICE       MAXIMUM AGGREGATE         AMOUNT OF
   SECURITIES TO BE REGISTERED        BE REGISTERED         PER UNIT(1)           OFFERING PRICE     REGISTRATION FEE(2)
------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value per
  share...........................     10,040,049             $10.375              $104,165,509            $10,732
========================================================================================================================



(1) Pursuant to Rule 457(f), the registration fee is calculated based on the average of the high and low prices for the Registrant's common stock, as reported by the Nasdaq National Market on July 31, 1997, or $10.375 per share, multiplied by 10,040,049, the maximum number of shares of common stock issuable upon consummation of the Merger described herein.



(2) Pursuant to Rule 457(b), the registration fee has been reduced by $20,834 representing the fee paid with respect to this transaction pursuant to
    Section 14(g) of the Securities Exchange Act of 1934.

                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 3, 1997.


                                            ITEQ, INC.

                                            By:     /s/ MARK E. JOHNSON
                                              ----------------------------------

                                                       Mark E. Johnson
                                               Chairman of the Board and Chief
                                                       Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark E. Johnson and Lawrance W. McAfee, and each of them, either of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all pre-and post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of either of them, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the indicated capacities and on the 3rd day of October, 1997.



                      SIGNATURE                                               TITLE
                      ---------                                               -----

                 /s/ MARK E. JOHNSON                       Director, Chairman of the Board and Chief
-----------------------------------------------------        Executive Officer (Principal Executive
                   Mark E. Johnson                           Officer)

               /s/ LAWRANCE W. MCAFEE                      Director, Executive Vice President, Chief
-----------------------------------------------------        Financial Officer and Secretary (Principal
                 Lawrance W. McAfee                          Financial Officer and Principal Accounting
                                                             Officer)

                          *                                Director
-----------------------------------------------------
                  Pierre S. Melcher

                          *                                Director
-----------------------------------------------------
                  Thomas N. Amonett

                          *                                Director
-----------------------------------------------------
                  T. William Porter

                          *                                Director
-----------------------------------------------------
                   James L. Rainey

                          *                                Director
-----------------------------------------------------
                    James A. Read

             *By: /s/ LAWRANCE W. MCAFEE
  ------------------------------------------------
                 Lawrance W. McAfee
           Executive Vice President, Chief
           Financial Officer and Secretary
                 as Attorney-in-Fact

                               INDEX TO EXHIBITS


   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------
       2.1        -- Plan and Agreement of Merger dated as of June 30, 1997, between the Registrant and Astrotech International
                     Corporation (included as Appendix A to the Joint Proxy
                     Statement/Prospectus).
       3.1        -- Amended and Certificate of Incorporation of Registrant
                     (included as Appendix E to the Joint Proxy
                     Statement/Prospectus).
       3.2        -- Amended and Restated Bylaws of the Registrant.
       4.1        -- See Exhibits 3.1 and 3.2 for provisions of the
                     Certificate of Incorporation and Bylaws of the Registrant
                     defining the rights of holders of Common Stock.
       4.2        -- Amended and Restated Credit Agreement dated November 18,
                     1996, among the Registrant, Bank of America National
                     Trust and Savings Association, as Agent, The First
                     National Bank of Boston, as Co-Agent and certain other
                     financial institutions. (Filed as an exhibit to Form 8-K
                     dated December 5, 1996 and incorporated herein by
                     reference).
       4.3        -- Subordination Agreement among the Registrant and various financial institutions (the "Senior Lenders"), including
                     Bank of America National Trust and Savings Association,
                     as Agent, and The First National Bank of Boston, as
                     Co-Agent. (Filed as an exhibit to Form 8-K dated December
                     5, 1996 and incorporated herein by reference).
       4.4        -- Subordinated Note and Purchase Agreement dated November
                     18, 1996, among the Registrant, International Mezzanine
                     Capital, B.V. ("Mezzanine") and First Commerce
                     Corporation ("First Commence"). (Filed as an exhibit to
                     Form 8-K dated December 5, 1996 and incorporated herein
                     by reference).
       4.5        -- Senior Subordinated Note due November 18, 2003, between the Registrant and Mezzanine, dated November 18, 1996.
                     (Filed as an exhibit to Form 8-K dated December 5, 1996
                     and incorporated herein by reference).
       4.6        -- Senior Subordinated Note due November 18, 2003, between the Registrant and First Commerce, dated November 18,
                     1996. (Filed as an exhibit to Form 8-K dated December 5,
                     1996 and incorporated herein by reference).
       4.7        -- Guaranty dated November 18, 1996, executed by the
                     Registrant in favor of Mezzanine and First Commerce.
                     (Filed as an exhibit to Form 8-K dated December 5, 1996
                     and incorporated herein by reference).
       4.8        -- Warrant Agreement, dated November 18, 1996, between the
                     Registrant and Mezzanine. (Filed as an exhibit to Form
                     8-K dated December 5, 1996 and incorporated herein by
                     reference).
       4.9        -- Warrant Agreement dated November 18, 1996, between the
                     Registrant and First Commerce. (Filed as an exhibit to
                     Form 8-K dated December 5, 1996 and incorporated herein
                     by reference).
       4.10       -- Registration Right Agreement dated November 18, 1996,
                     among the Registrant, Mezzanine, and First Commerce.
                     (Filed as an exhibit to Form 8-K dated December, 1996 and
                     incorporated herein by reference).
       4.11       -- Warrant Agreement, dated April 24, 1996, between the
                     Registrant and Sanders Morris Mundy, Inc. (Filed as an
                     exhibit to Form 10-Q for the quarter ended September 30,
                     1996 and incorporated herein by reference).
       4.12       -- Warrant Agreement, dated December 1992, between
                     Registrant and Pennsylvania Merchant Group, Ltd. (Filed
                     as an exhibit to Form 10-K for fiscal year ending March
                     31, 1993 and incorporated herein by reference).
       5.1        -- Opinion of Porter & Hedges, L.L.P. as to the legality of the securities being registered.

   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------
      *8.1        -- Tax Opinion of Porter & Hedges, L.L.P.
      10.1        -- Amended and Restated 1990 Stock Option Plan of the
                     Registrant (included as Appendix D to the Joint Proxy
                     Statement/Prospectus).
      10.2        -- Agreement and Plan of Merger dated September 19, 1996,
                     among the Registrant, Air-Cure Acquisition, Inc. and
                     Ohmstede, Inc. (Filed as an exhibit to Form 10-Q for the
                     quarter ended September 30, 1996 and incorporated herein
                     by reference).
      10.3        -- Agreement and Plan of Merger dated October 13, 1995,
                     among the Registrant, Air-Cure Acquisition Corporation,
                     Allied Industries, Inc., Mark E. Johnson and Pierre S.
                     Melcher. (Filed as an exhibit to Post-Effective Amendment
                     No. 1 to Form S-4 Registration Statement (No. 33-92308)
                     and incorporated herein by reference).
      10.4        -- Agreement and Plan of Merger dated April 28, 1994, among the Registrant, VIC Acquisition, Corporation, VIC
                     Environmental Systems, Inc. and Ronald E. Lewis. (Filed
                     as an exhibit to Post-Effective Amendment No. 1 to Form
                     S-1 Registration Statement (No. 33-69524) and
                     incorporated herein by reference).
      10.5        -- Agreement and Plan of merger dated April 5, 1994, among the Registrant, Air-Cure Acquisition Corporation, Amerex,
                     Inc., Amerex Industries, Inc. and certain other parties.
                     (Filed as an exhibit to Post-Effective Amendment No. 1 to
                     Form S-1 Registration Statement (No. 33-69524) and
                     incorporated herein by reference).
      10.6        -- Employment Agreement dated March 1, 1996, between the
                     Registrant and Lawrance W. McAfee. (Filed as an exhibit
                     to Form 10-Q for the quarter ended September 30, 1996 and
                     incorporated herein by reference).
      10.7        -- Employment Agreement dated December 29, 1995, between the
                     Registrant and Mark E. Johnson. (Filed as an exhibit to
                     Form 10-K for the year ended December 31, 1995 and
                     incorporated herein by reference).
      10.8        -- Employment Agreement dated December 29, 1995, between the
                     Registrant and Pierre S. Melcher. (Filed as an exhibit to
                     Form 10-K for the year ended December 31, 1995 and
                     incorporated herein by reference).
      10.9        -- Employment Agreement dated March 1, 1995, between the
                     Registrant and John P. Fitzpatrick. (Filed as an exhibit
                     to Form 10-K for the year ended December 31, 1994 and
                     incorporated herein by reference).
      10.10       -- Employees Stock Purchase Plan, as amended dated December
                     15, 1994. (Filed as an exhibit to Form 10-K for year
                     ended December 31, 1994 and incorporated herein by
                     reference).
      10.11       -- Director Stock Option Plan, as amended. (Plan filed as an exhibit to Proxy Statement for Annual Meeting of
                     Stockholders held on June 29, 1996, and amendment filed
                     as an exhibit to Form 10-Q for the quarter ended June 30,
                     1996, both of which are incorporated herein by
                     reference).
      10.12       -- Employment Agreement dated May 15, 1997, between the
                     Registrant and John Camardella. (Filed as an exhibit to
                     Form 10-Q for the quarter ended June 30, 1997 and
                     incorporated herein by reference).
      10.13       -- Lease Agreement dated May 25, 1994, between Halligan and
                     Labbe Enterprises, L.L.C. and Amerex Industries, Inc.
                     (Filed as an exhibit to Form 10-K for the year ended
                     December 31, 1994 and incorporated herein by reference).
      10.14       -- License and Technical Assistance Agreement dated August
                     28, 1991, between Interel Environmental Technologies,
                     Inc. and Heinrich Luhr Staubtechnik GmbH & Co. (Filed as
                     an exhibit to Form S-1 (No. 33-44205) and incorporated
                     herein by reference).

   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------
      10.15       -- Acquisition Agreement dated as of August 24, 1997,
                     between the Registrant and the owners of Exell. (Filed as
                     an exhibit to Form S-2 (No. 33-23245) dated May 20, 1996
                     and incorporated herein by reference).
      10.16       -- First Amendment and Second Amendment to Acquisition
                     Agreement dated as of April 24, 1997, between Registrant
                     and the owners of Exell. (Filed as an exhibit to Form
                     10-Q for the quarter ended June 30, 1997 and incorporated
                     herein by reference).
      23.1        -- Consent of Arthur Andersen LLP.
      23.2        -- Consent of Melton & Melton L.L.P.
      23.3        -- Consent of KPMG Peat Marwick LLP.
      23.4        -- Consent of Coopers & Lybrand L.L.P.
      23.5        -- Consent of Ernst & Young LLP.
      23.6        -- Consent of Porter & Hedges, L.L.P. (contained in opinion filed as Exhibit 5.1).
     *23.7        -- Consent of Simmons & Company International with respect to its fairness opinion.
     *23.8        -- Consent of Rauscher Pierce Refsnes, Inc. with respect to its fairness opinion.
     *23.9        -- Consent of S. Kent Rockwell, a person named in the
                     Registration Statement as about to become a director who
                     has not signed the Registration Statement pursuant to
                     Rule 438.
     *23.10       -- Consent of Nathan M. Avery, a person named in the
                     Registration Statement as about to become a director who
                     has not signed the Registration Statement pursuant to
                     Rule 438.
      24.1        -- Power of Attorney (included on signature page)
      99.1        -- Form of Proxy of ITEQ, Inc. (relating to the ITEQ Meeting described in the Joint Proxy Statement/Prospectus forming
                     a part of this Registration Statement).
      99.2        -- Form of Proxy of Astrotech International Corporation
                     (relating to the Astrotech Meeting described in the Joint
                     Proxy Statement/Prospectus forming a part of this
                     Registration Statement).


---------------


* Filed herewith.